UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

THEMAVEN, INC.

(Name of Registrant as Specified In Its Charter)

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THEMAVEN, INC.

1500 Fourth Avenue, Suite 200

Seattle, WA 98101

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on November 12, 2020, the board of directors (the “Board”) of TheMaven, Inc., a Delaware corporation (“Maven,” “the Company,” “we” or “us”), approved at a meeting of the Board, and certain stockholders holding a majority of the voting securities of the Company approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Restated Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to increase the number of the Company’s authorized shares of Common Stock, par value $0.01 per share (the “Common Stock”) from 100,000,000 to 1,000,000,000 shares;
2.	Authorize the Board to effect a reverse stock split of the Common Stock with a ratio not less than two-for-one but not greater than one hundred-for-one, in the discretion of the Board.

The Company has outstanding contractual commitments to certain holders of its convertible shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), stock options, restricted stock units, warrants and convertible debentures that may require it to issue shares of Common Stock upon the conversion or exercise of those securities. As a result, the Company is increasing the number of shares of Common Stock in order to meet those commitments. The Company anticipates that the number of shares to be issued to satisfy those commitments is 364,161,267. Because the Company is increasing the number of shares issued and outstanding to satisfy these commitments, we believe it is in the Company’s best interest to effect a reverse stock split subsequent to the conversion of the shares of Preferred Stock.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Delaware General Corporation Law, our Certificate of Incorporation, and our Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is November 12, 2020. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders. This information statement will be mailed on or about November 23, 2020, to stockholders of record as of November 12, 2020. As such, we expect that the Corporate Actions will be effective no earlier than December 14, 2020.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF VOTING SECURITIES HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/
[Name]
[Title]
[Date]

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THEMAVEN, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

TheMaven, Inc. (“Maven,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors (the “Board”) and the holders of a majority of our outstanding voting securities on November 12, 2020, in accordance with the relevant sections of Delaware General Corporation Law of the State of Delaware (the “DGCL”).

This information statement is being mailed on or about November 23, 2020 to stockholders of record on November 12, 2020 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF VOTING SECURITIES HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On November 12, 2020, the Board approved at a meeting of the Board, and certain stockholders holding a majority of the Company’s voting securities approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Restated Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to increase the number of the Company’s authorized shares of Common Stock, par value $0.01 per share (the “Common Stock”), from 100,000,000 to 1,000,000,000;
2.

Authorize the Board to effect a reverse stock split of the Common Stock of the Company with a ratio not less than two-for-one but not greater than one hundred-for-one, in the discretion of the Company’s board of directors.

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The Company has outstanding contractual commitments to certain holders of its convertible shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), stock options, restricted stock units, warrants, and convertible debentures that may require it to issue shares of Common Stock upon the conversion or exercise of those securities. As a result, the Company is increasing the number of shares of Common Stock in order to meet those commitments. The Company anticipates that the number of shares to be issued to satisfy those commitments is 364,161,267. Because the Company is increasing the number of shares issued and outstanding to satisfy these commitments, we believe it is in the Company’s best interest to effect a reverse stock split subsequent to the conversion of the shares of Preferred Stock.

VOTING AND VOTE REQUIRED

Pursuant to Maven’s Bylaws and the DGCL, a vote by the holders of at least a majority of the voting power of the Company is required to effect the actions described herein. Each Common Stockholder is entitled to one vote for each share of Common Stock held by such stockholder. Additionally, each holder of Preferred Stock, which consists of Series H Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock, is entitled to one vote per share, subject to certain beneficial ownership limitations set forth in each series’ Certificate of Designation of Preferences, Rights and Limitations, on an as-converted to Common Stock basis (the Preferred Stock and the Common Stock, voting together as a single class, are collectively referred to herein as the “Voting Securities”). As of the Record Date, the Voting Securities issued, outstanding, and eligible to vote consist of the following:

Title of Class	Shares Issued and Outstanding	As-converted to Common Stock	Shares Eligible to Vote, as-converted to Shares of Common Stock
Common Stock	41,359,161	41,359,161	41,359,161
Series H Convertible Preferred Stock	19,207	58,203,030	1,893,420
Series I Convertible Preferred Stock	23,100	46,200,000	46,200,000
Series J Convertible Preferred Stock	30,500	43,571,429	43,571,429
Series K Convertible Preferred Stock	18,042	45,105,225	45,105,225
Total			179,029,009

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Accordingly, as of the Record Date, Maven had 179,029,009 shares of the Voting Securities issued and outstanding and eligible to vote. The voting power representing not less than 89,514,505 shares of the Voting Securities is required to pass any stockholder resolutions. Pursuant to Section 228 of the DGCL and Section 2.10 of the Bylaws, the following stockholders holding an aggregate of 134,499,058 shares of the Voting Securities, or approximately 75.13% of the issued and outstanding shares of the Voting Securities on the Record Date (the “Majority Stockholders”), delivered an executed written consent dated November 12, 2020, authorizing the Corporate Actions:

Name	Class of Shares	Number of Voting Shares	As Converted to Common Stock (2)	Percentage of Voting Power
Robert Scott	Common Stock	60,000	60,000	0.04%
Robert Scott (1)	Series H Convertible Preferred Stock	405	1,227,093	0.75%
Robert Scott (1)	Series I Convertible Preferred Stock	23,100	46,200,000	28.32%
B. Riley Finance Co., LLC	Series J Convertible Preferred Stock	5,000	7,142,857	4.38%
B. Riley Principal Investments, LLC	Series J Convertible Preferred Stock	10,250	14,642,857	8.98%
Robert Scott (1)	Series J Convertible Preferred Stock	14,391	20,558,571	12.60%
B. Riley Finance Co., LLC	Series K Convertible Preferred Stock	3,367	8,417,500	5.16%
Robert Scott (1)	Series K Convertible Preferred Stock	14,500	30,105,000	22.22%
Total			134,499,058	75.13%

(1) Robert Scott is entitled to the voting power associated with shares beneficially owned by certain other individuals pursuant to certain voting agreements delivered to Maven by individual stockholders.
(2) The Preferred Stock includes Series H Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Convertible Preferred Stock, and Series K Convertible Preferred Stock, each of which are convertible into shares of Common Stock. Each share of Preferred Stock is entitled to one vote on an as-converted basis, subject to certain beneficial ownership limitations as set forth in each series’ Certificate of Designation of Preferences, Rights and Limitations, voting together with the Common Stock.

NO APPRAISAL RIGHTS

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors, or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

AMEND THE CERTIFICATE OF INCORPORATION

On November 12, 2020, the Board and the Majority Stockholders approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to increase the number of the Company’s authorized shares of Common Stock from 100,000,000 to 1,000,000,000 (the “Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Amendment in order to allow for the conversion of certain other securities into shares of the Common Stock.

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Vote Required

Section 242 of the DGCL provides that proposed amendments to the Certificate of Incorporation must first be adopted by the Board and then approved by the Majority Stockholders. On November 12, 2020, the Board, at a meeting of the Board, and the Majority Stockholders, by written consent in lieu of a special meeting, authorized, adopted, and approved the Amendment. The Record Date was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase in the number of our authorized shares of Common Stock.

The Amendment to increase the number of our authorized shares of Common Stock will not be effective until the date of effectiveness specified in the Amendment to the Certificate of Incorporation filed with the Delaware Secretary of State (which we expect to be December 14, 2020 or thereafter) (the “Effective Date”). No further action on the part of stockholders is required to authorize or effect the Amendment.

CORPORATE ACTION NO. 2

AUTHORIZATION OF REVERSE STOCK SPLIT

Reverse Stock Split

On November 12, 2020, the Board and the Majority Stockholders approved a resolution authorizing the Board to implement, according to the Board’s discretion, a reverse stock split of the Company’s Common Stock, par value $0.01 per share, at a ratio of not less than 2:1 but not more than 100:1 (the “Reverse Stock Split”). If the Reverse Stock Split is fully implemented, one hundred (100) issued and outstanding shares of Common Stock before the Reverse Stock Split (the “Old Shares”) will become automatically converted into one (1) share of Common Stock after the Reverse Stock Split (the “New Shares”), with stockholders who would receive a fractional share to receive such additional fractional share as will result in the holder having a whole number of shares. The Board may authorize less than a one hundred (100) for one (1) Reverse Stock Split, so long as it authorizes no less than a two (2) for one (1) Reverse Stock Split, or no Reverse Stock Split at all.

Reasons for the Reverse Stock Split

The Board believes that the Amendment to increase the number of authorized shares of Common Stock will result in a large amount of outstanding shares that may make it difficult for the Company to list its securities on a national exchange. We believe that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of the Common Stock for our stockholders and will encourage interest and trading in the Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the Common Stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

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There can be no assurance that the Reverse Stock Split will increase the market price of the Common Stock or that any increase will be proportional to the reverse-split ratio. Accordingly, the total market capitalization of the Common Stock immediately after the Reverse Stock Split or at any time thereafter could be lower than the total market capitalization before the Reverse Stock Split.

The Board confirms this transaction will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Effects of the Reverse Stock Split

The immediate effect of a Reverse Stock Split will be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Common Stock. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the Common Stock after the Reverse Stock Split will rise in exact proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Stock Split. Also, as stated above, the Company cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of the Common Stock. The trading price of the Common Stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

The table below lists, for purposes of example, the potential number of shares of Common Stock that would be outstanding based on different conversion ratios and the number of shares of Common Stock outstanding as of the Record Date. The number of shares of Common Stock actually outstanding when and if the Board elects to effect the Reverse Stock Split is based on many factors and is undeterminable at this time.

Conversion Ratio of Reverse Stock Split	Shares Outstanding
Zero (Shares outstanding as of Record Date)	41,359,161
1:2 Reverse Stock Split	20,679,581
1:10 Reverse Stock Split	4,135,917
1:100 Reverse Stock Split	413,592

Effect on Ownership by Individual Stockholders

New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same voting rights and other rights as the Old Shares. Our stockholders do not have preemptive rights to acquire additional shares of Common Stock. The Reverse Stock Split will not alter any stockholder’s percentage interest in our equity, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants, and other Securities

All outstanding options, warrants, convertible notes, debentures, and other securities entitling their holders to purchase shares of Common Stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the ratio selected by the Board for the Reverse Stock Split.

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Accounting Consequences

The per share par value of the Common Stock will remain unchanged at $0.01 after the Reverse Stock Split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the Reverse Stock Split.

Federal Income Tax Consequences

The discussion below is only a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock and does not purport to be a complete discussion of all possible tax consequences. This summary addresses only those stockholders who hold their old Common Stock shares as “capital assets” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), and will hold the new Common Stock shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions, and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. EACH STOCKHOLDER SHOULD CONSULT HIS, HER, OR ITS OWN TAX ADVISOR AS TO THE PARTICULAR FACTS AND CIRCUMSTANCES THAT MAY BE UNIQUE TO SUCH STOCKHOLDER AND ALSO AS TO ANY ESTATE, GIFT, STATE, LOCAL, OR FOREIGN TAX CONSIDERATIONS ARISING OUT OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split will qualify as a recapitalization for U.S. federal income tax purposes. As a result:

● Stockholders should not recognize any gain or loss as a result of the Reverse Stock Split.

● The aggregate basis of a stockholder’s Old Shares will become the aggregate basis of the shares held by such stockholder immediately after the Reverse Stock Split.

● The holding period of the shares owned immediately after the Reverse Stock Split will include the stockholder’s holding period before the Reverse Stock Split.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of the Common Stock. Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

The following table sets forth information regarding beneficial ownership of the Common Stock as of November 12, 2020, (i) by each person who is known by us to beneficially own more than 5% of the Common Stock; (ii) by our directors and “named executive officers”; and (iii) by all of our directors and executive officers as a group.

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Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Five Percent Stockholders:
Mark E. Strome (3)	5,985,268	14.2%
180 Degree Capital Corp. (4)	4,000,000	8.8%
Benjamin Joldersma (5)	2,349,354	5.7%
Directors and Named Executive Officers
John Fichthorn (6)	405,557	**
Todd Sims (7)	392,858	**
Rinku Sen (8)	242,605	**
Peter Mills (9)	622,540	1.5%
David Bailey (10)	215,898	**
Josh Jacobs (11)	1,367,919	3.2%
James Heckman (12)	5,782,208	13.4%
Paul Edmondson (13)	638,112	1.5%
William Sornsin (14)	1,799,191	4.4%
Douglas B. Smith (15)	-	**
Avi Zimak (16)	-	**
Ross Levinsohn (17)	245,434	**
Total Executive Officers and Directors, as a group (12 persons)	11,466,888	24.9%

*	The address of each of the persons is 1500 Fourth Avenue, Suite 200, Seattle, WA 98101, unless otherwise indicated.
**	Less than 1.0%.
(1)	Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. Includes any securities that such person has the right to acquire within sixty (60) days of the Record Date pursuant to options, warrants, conversion privileges or other rights.
(2)	Based on 41,359,161 shares of the Common Stock issued, outstanding and to be issued, plus the number of shares each person has the right to acquire within sixty (60) days of the Record Date.
(3)	Shares of Common Stock beneficially owned consist of: 1) 4,485,268 shares of Common Stock based on reliance as reported on Schedule 13G filed on June 26, 2018; and 2) 1,500,000 shares of Common Stock issuable upon the exercise of warrants. Shares of Common Stock beneficially owned does not consist of: 1) 3,750,000 shares of Common Stock issuable upon conversion of the 12% Debentures, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased; and 2) 19,393,939 shares of Common Stock issuable upon conversion of 6,400 shares of Series H Convertible Preferred Stock, where each share of Series H Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.

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(4)	Shares of Common Stock beneficially owned consist of: 1) 4,000,000 shares of Common Stock issuable upon conversion of 1,320 shares of Series H Convertible Preferred Stock based on Schedule 13D filed on August 31, 2020. Shares of Common Stock beneficially owned does not consist of: 1) 10,000,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series I Convertible Preferred Stock, where each share of Series I Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased; and 2) 8,928,571 shares of Common Stock issuable upon conversion of 6,250 shares of Series J Convertible Preferred Stock, where each share of Series J Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.
(5)	Shares of Common Stock beneficially owned consist of: 1) 2,047,354 shares of Common Stock; 2) 339,750 shares of Common Stock issuable upon the exercise of vested stock options from the 2016 Plan. Shares of Common Stock beneficially owned does not consist of: 1) 513,868 shares of Common Stock issuable upon the exercise of vested options from the 2019 Equity Incentive Plan (the “2019 Plan”), which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.
(6)	Shares of Common Stock beneficially owned consist of: 1) 392,858 shares of Common Stock; and 2) 12,699 shares of Common Stock issuable upon conversion of 12% Debentures. Shares of Common Stock beneficially owned does not consist of: 1) 483,640 shares of Common Stock issuable upon the exercise of vested options from the 2019 Plan, which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased; 2) 41,667 shares of Common Stock issuable upon the vesting of restricted stock units, which are not issuable until the number of authorized shares of the Company’s Common Stock is increased; 3) 1,146,392 shares of Common Stock issuable upon conversion of 12% Debentures, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased; and 4) 142,857 shares of Common Stock issuable upon conversion of 100 shares of Series J Convertible Preferred Stock, where each share of Series J Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.
(7)	Shares of Common Stock beneficially owned consist of: 1) 392,858 shares of Common Stock. Shares of Common Stock beneficially owned does not consist of: 1) 120,910 shares of Common Stock issuable upon the exercise of vested options from the 2019 Plan which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased; and 2) 250,000 shares of Common Stock issuable upon conversion of 12% Debentures, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.
(8)	Shares of Common Stock beneficially owned consist of: 1) 185,898 shares of Common Stock; 2) 457 shares of Common Stock issuable upon the exercise of warrants; and 3) 56,250 shares of Common Stock issuable upon the exercise of vested options from the 2016 Stock Incentive Plan (the “2016 Plan”). Shares of Common Stock beneficially owned does not consist of: 1) 120,910 shares of Common Stock issuable upon the exercise of vested options under the 2019 Plan, which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.

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(9)	Shares of Common Stock beneficially owned consist of: 1) 443,790 shares of Common Stock; 2) 78,750 shares of Common Stock issuable upon the exercise of vested options under 2016 Plan; and 3) 100,000 shares of Common Stock issuable upon the conversion of 33 shares of Series H Preferred Stock. Shares of Common Stock beneficially owned does not consist of: 1) 120,910 shares of Common Stock issuable upon the exercise of vested options under the 2019 Plan, which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.
(10)	Shares of Common Stock beneficially owned consist of: 1) 185,898 shares of Common Stock; and 2) 30,000 shares of Common Stock issuable upon the exercise of vested options under the 2016 Plan. Shares of Common Stock beneficially owned does not consist of: 1) 120,910 shares of Common Stock issuable upon the exercise of vested options under the 2019 Plan, which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.
(11)	Shares of Common Stock beneficially owned consist of: 1) 87,500 shares of Common Stock; and 2) 1,280,419 shares of Common Stock issuable upon the exercise of vested options under the 2016 Plan. Shares of Common Stock beneficially owned does not consist of: 1) 90,909 shares of Common Stock issuable upon conversion of 30 shares of Series H Convertible Preferred Stock, where each share of Series H Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.
(12)	Shares of Common Stock beneficially owned consist of: 1) 4,094,708 shares of Common Stock; and 2) 1,687,500 shares of Common Stock issuable upon the exercise of vested options from the 2016 Plan. Shares of Common Stock beneficially owned does not consist of: 1) 1,205 shares of Common Stock issuable upon the exercise of vested options from the 2019 Plan which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased; and 2) 1,212,121 shares of Common Stock issuable upon conversion of 400 shares of Series H Convertible Preferred Stock, where each share of Series H Convertible Preferred Stock has voting rights equivalent to the number of shares of Common Stock on an as-converted basis, which are not currently convertible due to contractual limitations on conversion until the number of authorized shares of the Company’s Common Stock is increased.
(13)	Shares of Common Stock beneficially owned consist of: 1) 563,112 shares of Common Stock; and 2) 75,000 shares of Common Stock issuable upon the exercise of vested options from the 2016 Plan. Shares of Common Stock beneficially owned does not consist of: 1) 778,331 shares of Common Stock issuable upon the vesting of restricted stock units which are not issuable until the number of authorized shares of the Company’s Common Stock is increased.
(14)	Shares of Common Stock beneficially owned consist of: 1) 1,799,191 shares of Common Stock.
(15)	Shares of Common Stock beneficially owned does not consist of: 1) 916,667 shares of Common Stock issuable upon the exercise of vested options from the Outside Plan which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.
(16)	Shares of Common Stock beneficially owned does not consist of: 1) 406,250 shares of Common Stock issuable upon the exercise of vested options from the 2019 Plan which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased; and 2) 250,000 shares of Common Stock issuable upon the vesting of restricted stock units, which are not issuable until the number of authorized shares of the Company’s Common Stock is increased.
(17)	Shares of Common Stock beneficially owned consist of: 1) 245,434 shares of Common Stock. Shares of Common Stock beneficially owned does not consist of: 1) 1,055,556 shares of Common Stock issuable upon the exercise of vested options from the 2019 Plan, which are not exercisable until the number of authorized shares of the Company’s Common Stock is increased.

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Series H Convertible Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series H Convertible Preferred Stock as of November 12, 2020, (i) by each person who is known by us to beneficially own more than 5% of the Series H Convertible Preferred Stock; (ii) by our directors and “named executive officers”; and (iii) by all of our directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the Securities and Exchange Commission’s (the “SEC”) rules and are based on 19,207 shares of our Series H Convertible Preferred Stock issued and outstanding as of November 12, 2020.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
Mark E. Strome	6,400	33.3%
B. Riley FBR, Inc.	3,365	17.5%
180 Degree Capital Corp.	1,320	6.9%
Nokomis Capital Master Fund LP	1,320	6.9%
Directors and Named Executive Officers
John Fichthorn	-	-
Todd Sims	-	-
Rinku Sen	-	-
Peter Mills	33	**
David Bailey	-	-
Josh Jacobs	30	**
James Heckman	400	2.1%
Paul Edmondson	-	-
William Sornsin	-	-
Douglas B. Smith	-	-
Avi Zimak	-	-
Ross Levinsohn	-	-
Total Executive Officers and Directors, as a group (12 persons)	463	2.4%

*	The address of each of the persons is 1500 Fourth Avenue, Suite 200, Seattle, WA 98101, unless otherwise indicated.
**	Less than 1.0%.
(1)	The total number of shares of Series H Convertible Preferred Stock issued and outstanding are 19,207, which are convertible into 58,203,030 shares of Common Stock. Based on the Certificate of Designation of Preferences, Rights and Limitations of Series H Convertible Preferred Stock (the “Series H Certificate of Designation”), the holder has ownership in the Series H Convertible Preferred Stock subject to contractual limitations and/or beneficial ownership blocker provisions on conversion. Each share of Series H Convertible Preferred Stock has voting rights based on the terms of the Series H Certificate of Designation equivalent to the number of shares of Common Stock on an as-converted basis, subject to beneficial ownership blocker provisions on conversion.

Series I Convertible Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series I Convertible Preferred Stock as of November 12, 2020, (i) by each person who is known by us to beneficially own more than 5% of the Series I Convertible Preferred Stock; (ii) by our directors and “named executive officers”; and (iii) by all of our directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 23,100 shares of our Series I Convertible Preferred Stock issued and outstanding as of November 12, 2020.

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Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
180 Degree Capital Corp.	5,000	21.6%
Nokomis Capital Master Fund LP	10,000	43.3%
Athletes First Media LLC	7,500	32.5%
Directors and Named Executive Officers
John Fichthorn	-	-
Todd Sims	-	-
Rinku Sen	-	-
Peter Mills	-	-
David Bailey	-	-
Josh Jacobs	-	-
James Heckman	-	-
Paul Edmondson	-	-
William Sornsin	-	-
Douglas B. Smith	-	-
Avi Zimak	-	-
Ross Levinsohn	500	2.2%
Total Executive Officers and Directors, as a group (12 persons)	500	2.2%

*	The address of each of the persons is 1500 Fourth Avenue, Suite 200, Seattle, WA 98101, unless otherwise indicated.
(1)	The total number of shares of Series I Convertible Preferred Stock issued and outstanding are 23,100, which are convertible into 46,200,000 shares of Common Stock. Based on the Certificate of Designation of Preferences, Rights and Limitations of Series I Convertible Preferred Stock (the “Series I Certificate of Designation”), the holder has ownership in the Series I Convertible Preferred Stock subject to contractual limitations on conversion. Each share of Series I Convertible Preferred Stock has voting rights based on the terms of the Series I Certificate of Designation equivalent to the number of shares of Common Stock on an as-converted basis.

Series J Convertible Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series J Convertible Preferred Stock as of November 12, 2020, (i) by each person who is known by us to beneficially own more than 5% of the Series J Convertible Preferred Stock; (ii) by our directors and “named executive officers”; and (iii) by all of our directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 30,500 shares of our Series J Convertible Preferred Stock issued and outstanding as of November 12, 2020.

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Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
B. Riley FBR, Inc.	16,496	54.1%
180 Degree Capital Corp.	6,250	20.5%
Invenire Partners LP	2,000	6.6%
Directors and Named Executive Officers
John Fichthorn	100	**
Todd Sims	-	-
Rinku Sen	-	-
Peter Mills	-	-
David Bailey	-	-
Josh Jacobs	-	-
James Heckman	-	-
Paul Edmondson	-	-
William Sornsin	-	-
Douglas B. Smith	-	-
Avi Zimak	-	-
Ross Levinsohn	-	-
Total Executive Officers and Directors, as a group (12 persons)	100	**

*	The address of each of the persons is 1500 Fourth Avenue, Suite 200, Seattle, WA 98101, unless otherwise indicated.
**	Less than 1.0% .
(1)	The total number shares of Series J Convertible Preferred Stock issued issued and outstanding are 30,500, which are convertible into 43,571,429 shares of Common Stock. Based on the Certificate of Designation of Preferences, Rights and Limitations of Series J Convertible Preferred Stock (the “Series J Certificate of Designation”), the holder has ownership in the Series J Convertible Preferred Stock subject to contractual limitations on conversion. Each share of Series J Convertible Preferred Stock has voting rights based on the terms of the Series J Certificate of Designation equivalent to the number of shares of Common Stock on an as-converted basis.

Series K Convertible Preferred Stock

The following table sets forth information regarding beneficial ownership of the Series K Convertible Preferred Stock as of November 12, 2020, (i) by each person who is known by us to beneficially own more than 5% of the Series J Convertible Preferred Stock; (ii) by our directors and “named executive officers”; and (iii) by all of our directors and executive officers as a group. The information reflects beneficial ownership, as determined in accordance with the SEC’s rules and are based on 18,042 shares of our Series K Convertible Preferred Stock issued and outstanding as of November 12, 2020.

Name and Address of Beneficial Owner *	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Five Percent Stockholders:
Invenire Partners LP	1,750	9.7%
William Herbert Hunt Trust Estate	2,050	11.4%
Directors and Named Executive Officers
John Fichthorn	-	-
Todd Sims	-	-
Rinku Sen	-	-
Peter Mills	-	-
David Bailey	-	-
Josh Jacobs	-	-
James Heckman	-	-
Paul Edmondson	-	-
William Sornsin	-	-
Douglas B. Smith	-	-
Avi Zimak	-	-
Ross Levinsohn	-	-
Total Executive Officers and Directors, as a group (12 persons)	-	-

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*	The address of each of the persons is 1500 Fourth Avenue, Suite 200, Seattle, WA 98101, unless otherwise indicated.
**	Less than 1.0%.
(1)	The total number of shares of Series K Convertible Preferred Stock issued and outstanding are 18,042, which are convertible into 45,105,225 shares of Common Stock. Based on the Certificate of Designation of Preferences, Rights and Limitations of Series K Convertible Preferred Stock (the “Series K Certificate of Designation”),the holder has ownership in the Series K Convertible Preferred Stock subject to contractual limitations on conversion. Each share of Series K Convertible Preferred Stock has voting rights based on the terms of the Series K Certificate of Designation equivalent to the number of shares of Common Stock on an as converted basis.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

GENERAL INFORMATION

The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company’s Common Stock.

The Company will deliver only one information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests by mail to the following address: 1500 Fourth Avenue, Suite 200, Seattle, Washington, or by telephone at: (775) 600-2765.

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ADDITIONAL AND AVAILABLE INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov.

We are currently delinquent in filing our annual reports on Form 10-K for fiscal years 2018 and 2019 and our quarterly reports on Form 10-Q for the applicable periods in 2019 and 2020. We are aware of the delinquency and we are working with our auditor and our legal counsel to file the delinquent reports as soon as practicable.

Dated: November 12, 2020	THEMAVEN, INC.

	By:	Ross Levinsohn, Chief Executive Officer

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EXHIBIT 1

Proposed Amendment to the Restated Certificate of Incorporation of TheMaven, Inc.

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

THEMAVEN, INC.

The undersigned, being the Chief Executive Officer of theMaven, Inc., a Delaware corporation, hereby certifies that:

1.	The name of the corporation is theMaven, Inc. (hereinafter called the “Corporation”).

2.	The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first paragraph of Section 4 and by replacing such first paragraph of Section 4 with the following paragraph:

“4. The total number of shares of capital stock that the Corporation shall have authority to issue is 1,001,000,000, of which 1,000,000 shares shall be preferred stock, $0.01 par value per share (the “Preferred Stock”), and 1,000,000,000 shares shall be common stock, $0.01 par value per share (the “Common Stock”).”

3.	The amendment to the Amended and Restated Certificate of Incorporation (hereinafter called the “Amendment”) has been duly approved and adopted by the Board of Directors and the Stockholders of the Corporation in accordance with Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed this ___ day of November, 2020.

By:
ROSS LEVINSOHN, Chief Executive Officer

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